SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2025
Disclosure of events after reporting period [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
(a) Acquisition of a refined products pipeline system
On July 31, 2025, Brookfield Infrastructure, alongside institutional partners (the “Colonial consortium”), completed the acquisition of Colonial Enterprises (“Colonial”), the largest refined products pipeline system in the U.S., for total equity consideration of approximately $0.5 billion (Colonial consortium total of $3.4 billion), net of acquisition debt. The partnership has an effective 15% interest in the business.
Due to the recent closing of the acquisition, the complete valuation and initial purchase price accounting for the business combination is not available as at the date of release of these financial statements. As a result, the partnership has not provided amounts recognized as at the acquisition date for certain major classes of assets acquired and liabilities assumed.
(b) Acquisition of a container portfolio
On July 1, 2025, our global intermodal logistics operation acquired the container portfolio of Global Container International LLC (“GCI”), a container fleet operator of approximately half a million twenty-foot equivalent units, for an enterprise value of approximately $1.1 billion. The transaction was funded with a combination of cash on hand and debt at our global intermodal logistics operation, and principally comprised of property, plant and equipment.